Net Investment in Finance and Sales-type Leases (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Components of net investment in finance and sales-type leases
Total lease payments to be received	$ 380,722
Estimated residual values of leased flight equipment (unguaranteed)	93,754
Less: Unearned income	(157,414)
Net investment in finance and sales-type leases before allowance for credit losses	317,062
Net investment in finance and sales-type leases	317,062
Predecessor
Components of net investment in finance and sales-type leases
Total lease payments to be received		258,887
Estimated residual values of leased flight equipment (unguaranteed)		56,003
Less: Unearned income		(103,774)
Net investment in finance and sales-type leases before allowance for credit losses		211,116
Net investment in finance and sales-type leases		$ 211,116